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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                _______________
                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                  May 18, 1999
                                  ------------

                Date of Report (Date of earliest event reported)



                         CREDENCE SYSTEMS CORPORATION
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               (Exact name of registrant as specified in charter)



         Delaware                   0-22366               94-2878499
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(State or other jurisdiction    (Commission File Number) (IRS Employer
 of incorporation)                                        Identification No.)


     215 Fourier Avenue, Fremont, California                   94539
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     (Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code    (510) 657-7400
                                                      --------------



                                   N/A
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         (Former name or former address, if changed since last report.)
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Item 5.  Other Events.

          On May 18, 1999, the Registrant issued a press release reporting the financial results for the fiscal quarter ended April 30, 1999.



Item 7.  Exhibits.

          Copy of the Registrant's May 18, 1999 press releases announcing its financial results for the fiscal quarter ended April 30, 1999 is attached hereto as Exhibits 99.1 and incorporated herein by reference.
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                                   SIGNATURES
                                   ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    CREDENCE SYSTEMS CORPORATION
                                    ----------------------------
                                    (Registrant)


Date:  May 17, 1999                 By  /s/ Dennis P. Wolf
                                       -------------------------------------
                                    Name:  Dennis P. Wolf
                                    Title: Chief Financial Officer
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                               INDEX TO EXHIBITS




Exhibit No.               Description                                   Page
-----------               -----------                                   ----

99.1 Press Release disseminated on May 18, 1999 regarding the Registrant's financial results for the fiscal quarter ended April 30, 1999.